                                                                     Exhibit 99C
                          SIERRA PACIFIC POWER COMPANY
                       RATIO OF EARNINGS TO FIXED CHARGES
                             (Dollars in Thousands)

                                              -------------------------------------------------------------------------------------
                                                                                                                         Nine Mos
                                                 1993        1994           1995            1996           1997           9/30/98
                                              -------------------------------------- ------------------------------  --------------
EARNINGS

    Income After Interest Charges ............  $57,457     $60,863         $65,983        $75,400         $87,298         $67,779
    Deferral Mechanism Adjustments (net1,2) ..     (409)          2            (552)          (441)           (483)           (337)
                                              ---------- -----------  -------------- --------------  --------------  --------------
    Adjusted Income ..........................   57,048      60,865          65,431         74,959          86,815          67,442

    Income Taxes, Operating ..................   27,498      29,113          37,370         36,296          40,487          32,730

    Income Taxes, Non-Operating ..............      301         750            (231)        (1,238)         (1,511)            (74)

    AFUDC-Capitalized Interest ...............   (1,960)     (1,502)         (3,412)        (3,924)         (4,943)         (5,123)

    Fixed Charges ............................   43,823      43,493          40,054         48,566          57,587          44,651
      Less Pref.Dividend Gross-up ............        0           0               0         (2,690)         (6,416)         (4,813)
                                              ---------- -----------  -------------- --------------  --------------  --------------
                                                 43,823      43,493          40,054         45,876          51,171          39,838
                Earnings Available
                  for Fixed Charges .......... $126,710    $132,719        $139,212       $151,969        $172,019        $134,813
                                              ---------- -----------  -------------- --------------  --------------  --------------
                                              ---------- -----------  -------------- --------------  --------------  --------------

FIXED CHARGES

    Interest on Long-Term Debt ...............  $39,091     $35,193         $35,326        $38,855         $43,909         $32,347
    Deferral Mechanism Adjustments (1) .......      459          52             554            396             458             294
                                              ---------- -----------  -------------- --------------  --------------  --------------
    Adjusted Interest ........................   39,550      35,245          35,880         39,251          44,367          32,641
                                              ---------- -----------  -------------- --------------  --------------  --------------

    Amortization of Debt Discount
      and Expense, Less Premium ..............    1,001       1,247           1,225          1,300           1,609           1,095
                                              ---------- -----------  -------------- --------------  --------------  --------------

    Other Interest Expense ...................      822       4,588             556          3,279           3,132           4,407
    Deferral Mechanism Adjustments (2) .......      (50)        (54)             (2)            45              25              43
                                              ---------- -----------  -------------- --------------  --------------  --------------
    Adjusted Interest ........................      772       4,534             554          3,324           3,157           4,450

    Preferred Dividend Gross-up                                                              2,690           6,416           4,813

    Interest Component
      of all Rental Charges ..................    2,500       2,467           2,395          2,001           2,038           1,652
                                              ---------- -----------  -------------- --------------  --------------  --------------

                Total Fixed Charges ..........  $43,823     $43,493         $40,054        $48,566         $57,587         $44,651
                                              ---------- -----------  -------------- --------------  --------------  --------------
                                              ---------- -----------  -------------- --------------  --------------  --------------
                RATIO OF EARNINGS
                  TO FIXED CHARGES ...........     2.89        3.05            3.48           3.13            2.99            3.02
                                              ---------- -----------  -------------- --------------  --------------  --------------
                                              ---------- -----------  -------------- --------------  --------------  --------------


(1) Adjusted for the deferral portion of the variable rate interest deferral mechanism (Bal. 427-080) (Reverse signs)

(2) Adjusted for the carrying charges on the variable rate interest deferral mechanism (Bal. 431-080) (Reverse signs)